UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 25, 2010
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD
Item 7.01. Regulation FD Disclosure
On March 25, 2010, Dole will host a previously announced conference call/webcast and slide presentation at 4:45 p.m. EDT, in connection with Dole’s March 25, 2010 filing of its Annual Report on Form 10-K. As noted in the March 23, 2010 press release announcing the conference call/webcast and slide presentation, any interested party can listen to the call using the telephone numbers and passcode provided in the press release, and the webcast and slide presentation are available to the public on the website provided in the press release. The slide presentation attached hereto as Exhibit 99.1 is the slide presentation available on such website and will be discussed on the conference call/webcast and slide presentation.
Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
99.1 Slide presentation to be discussed on publicly accessible March 25, 2010 conference call/webcast and slide presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 25, 2010	Dole Food Company, Inc. Registrant
	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Executive Vice President and Chief Financial Officer

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